UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2023

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due March 6, 2025	T 25A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due November 18, 2025	T 25B	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.950% Global Notes due April 30, 2031	T 31F	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 4.300% Global Notes due November 18, 2034	T 34C	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

The 2023 Annual Meeting of the stockholders of AT&T Inc. was held virtually on May 18, 2023. Stockholders representing 5,332,285,369 shares, or 74.54% of the 7,153,516,430 common shares outstanding as of the March 20, 2023 record date, attended the meeting or were represented by proxy. Final voting results are shown below.

Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation and the advisory approval of the frequency of the vote on executive compensation were non-binding proposals and for each proposal, the preference of the stockholders was determined by the choice receiving the greatest number of votes.

Election of Directors

The following Directors were elected by the affirmative vote of a majority of the votes cast.

	Votes Cast For		Votes Cast Against
Nominee for Director	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Scott T. Ford	3,712,141,047	97.35%	101,220,135	2.65%	17,098,613	1,501,822,990
Glenn H. Hutchins	3,147,763,730	82.55%	665,617,726	17.45%	17,072,344	1,501,822,990
William E. Kennard	3,568,049,764	93.56%	245,552,473	6.44%	16,856,049	1,501,822,990
Stephen J. Luczo	3,719,816,990	97.55%	93,294,274	2.45%	17,343,908	1,501,822,990
Michael B. McCallister	3,696,648,490	96.95%	116,425,167	3.05%	17,385,255	1,501,822,990
Beth E. Mooney	3,578,346,320	93.81%	236,024,728	6.19%	16,086,755	1,501,822,990
Matthew K. Rose	3,675,465,917	96.39%	137,801,468	3.61%	17,187,492	1,501,822,990
John T. Stankey	3,704,690,866	97.16%	108,150,997	2.84%	17,618,034	1,501,822,990
Cynthia B. Taylor	3,687,252,413	96.67%	127,101,115	3.33%	16,104,968	1,501,822,990
Luis A. Ubiñas	3,388,296,205	88.86%	424,700,409	11.14%	17,465,092	1,501,822,990

Proposals Submitted by Board of Directors

The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed. The advisory approval of executive compensation and a frequency of every one year for the advisory approval of the frequency of the vote on executive compensation also received the affirmative vote of a majority of the votes cast in non-binding votes.

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Ratification of appointment of Independent Auditors	5,053,938,773	95.19%	255,101,432	4.81%	23,242,146	0
Advisory approval of executive compensation	3,501,384,855	92.33%	290,716,244	7.67%	38,350,176	1,501,829,972

	Votes Cast For 3 Years		Votes Cast For 2 Years		Votes Cast For 1 Year
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Advisory approval of the frequency of the vote on executive compensation (1)	141,436,005	3.72%	21,810,124	0.57%	3,642,262,371	95.71%	24,900,987	1,501,823,290

(1)	The company has determined to submit the advisory stockholder vote on executive compensation to stockholders on an annual basis.

Proposals Submitted by Stockholders

The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.

	Votes Cast For		Votes Cast Against
Proposals	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Independent Board Chairman	1,306,037,115	34.37%	2,494,156,952	65.63%	30,259,813	1,501,831,298
Racial Equity Audit	805,363,113	21.54%	2,933,739,259	78.46%	91,357,805	1,501,823,634

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 23, 2023	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President – Deputy General Counsel and Secretary